UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22119

American Israeli Shared Values Trust

(Exact name of registrant as specified in charter)

207 East 83rd Street

Suite 2

New York, NY 10028

(Address of principal executive offices)

(Zip code)

Jamia C. Jasper

207 East 83rd Street

Suite 2

New York, NY 10028

 (Name and address of agent for service)

With copies to:

Don Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (866) 745-5955

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

November 30, 2011

January 31, 2012

American Israeli Shared Values Trust (AISHX)

Dear Fellow Shareholders,

During the fiscal year period ending November 30, 2011, the Fund is down 4.80% versus a 14.38% decline in the TA-100 and a 7.83% advance in the S&P 500 Index for the same period.  For the fiscal quarter, the American Israeli Shared Values Capital Appreciation Fund fell 1.18%.  This compares to a 2.88% decline in the benchmark Tel Aviv 100 Index and a 2.90% advance in the benchmark Standard & Poors 500 Index during the quarter.  During the period, we received numerous questions from reporters inquiring about the poor performance of Israel’s stock market.  Our response has been that while there have been several unfavorable political developments over the past few months, such as the breakdown of diplomatic relations with Turkey and the demands for Palestinian statehood at the United Nations, for the most part, Israel’s stock market performance is largely the result of the global selling of stocks.  While the U.S. S&P 500 was up for the fiscal year period, most European stock markets are down over ten percent during the same period and Asian markets have experienced similar declines.

Economic Overview

As our Fund and stocks in general were up for the year until as recently as July, what happened during the late summer that led to the current state of anxiety?  The major investor concerns are that the U.S. economy is failing to expand at a fast enough pace to create jobs for an expanding labor force.   The causes of this stagnation are many.  Primary among them is consumer reluctance to spend money, as the primary asset for most of them, their home, continues to decline in value.  In addition, consumers and business executives lost what little confidence they had in political leaders, who allowed the U.S. government to come within days of defaulting on its mounting debt obligations.  This growth of public debt as a percentage of GDP also serves to remind Americans of the long-term structural problems our country faces in order to avoid the fate of countries such as Greece and Portugal and possibly Italy and Spain as well.    The debt crises of these Eurozone countries are the second major force behind the global market declines.  While these so-called “PIGS” countries are not enormous economies themselves, there is the fear that any bailout of these countries will result in harm to some of the larger economies of northern Europe, particularly Germany and France.  In addition, there is a concern that a default by the “PIGS” will create enormous stress for many European banks which hold large amounts of debt issued by the governments of Portugal, Italy, Greece, and Spain.  The last major investor concern we will cite, although there are others, involves a slowing of economic growth in China.   Recent manufacturing data from China showed that the country is experiencing a slowdown in its growth rate and investors are concerned that any slowdown, combined with a drop in Chinese real estate prices, will significantly harm one of the world’s largest and fastest-growing economies.

On a positive note, Israel’s economy continues to grow at faster rate than nearly all developed Western economies.  Israel’s economy grew at an annualized rate of 3.4% from June through September and inflation measured 2.7% at the end of October.  Unemployment at the end of September stood at 5.6%, down from 6.6% a year ago but up from 5.5% at June 30th.  Israel’s economic growth stands in contrast to the U.S. and European Union where annualized GDP growth is barely above one percent and U.S. unemployment is at 8.6% as of the most recent December, 2011 data.  Nonetheless, we have no illusions that a slowdown in the U.S. and E.U. will not impact Israel.  The countries of both regions absorb more than fifty percent of Israeli exports.  In fact, the Bank of Israel reduced its growth forecast for 2012 from 3.9% to 3.2% due to the global slowdown. On September 26th, the Bank of Israel cut the government’s official lending rate by 25 basis points (¼ percent) to three percent, to spur economic activity and counter headwinds from the global slowdown.  Israeli inflation slowed to 3.4% in August from a year high of 4.3% in March, which allowed the Bank to reduce interest rates without fears of stoking inflation.

Winners and Losers

Shares of Mellanox rose over 46% during the full twelve month period ending November 30, 2011.  Shares of Noble Energy increased over 22% for the full twelve month period and were a positive contributor to the Fund’s performance.

The Fund was not without detractors during the full year period.  Notable under-performers during the period included the some of the Fund’s larger Israeli holdings such as Israel Chemicals, Cellcom, and Partner Communications.   Shares of Israel Chemicals Limited, a manufacturer of chemicals and fertilizer fell 22.8% during the year.  The stock’s decline was due, in part to the decline in the general market, but aggravated by an Israeli government proposal to increase the royalty rate the company must pay to collect potash and phosphate from the Dead Sea. Shares of Cellcom and Partner declined 41.8% and 50% respectively during the full twelve-month period and were the two largest detractors from the overall Fund performance.  These normally defensive stocks were hit hard as investors continue to worry those Israeli providers of cell phone service will see significantly decreased profitability due to a Ministry of Communication decision to open the Israeli mobile phone service market to increased competition.  While we agree that the profitability of both companies is likely to decline, the companies have the ability to cut costs in response to the Ministry’s actions and we see value in the shares of both companies.

Outlook

In our opinion, stocks appear attractive despite the risks associated with the potential unraveling of the European economic union and the austerity measures that must take place there to prevent sovereign debt defaults.  In addition to the European debt issues and slowing economic growth in Asia, there has been a general loss of faith in financial markets following the stock market collapse of 2008, Washington’s late summer 2011 failure to enact a budget, and the subsequent loss of America’s AAA sovereign debt rating.  More recently the collapse of MF Global and the unaccounted $1.2 billion of customer funds further spooked investors.   While some of these events have real economic consequences, others merely affect investor psyche.  Nonetheless, the impact on global stock markets has been severe with most major markets declining in 2011.  We continue to believe that stocks in general are inexpensive and should prove compelling in the coming years as the average stock in the S&P 500 Index sells for just over ten times next year’s already lowered earnings estimates.  Skeptics might argue that 2012 earnings estimates need to be lowered further.  Even if that is correct, barring a dramatic collapse in corporate earnings, stocks would still be inexpensive.  Further supporting our contention that stocks are attractive are the recent data releases that show an economy that is growing, albeit slowly and a decline in the both the unemployment rate and the number people filing initial unemployment claims.

Unfortunately, in the current environment investors largely ignore company fundamentals and the intrinsic value of a share of stock based on the shareholder’s claim on company earnings, cash flow, dividend, or residual asset value.  At some point, some catalyst will emerge which will cause stocks to rebound. Possible events include: 1. A spike in merger and acquisition activity as companies flush with cash and little debt take advantage of low stock prices to acquire competitors or undertake strategic acquisitions. 2. Corporate recapitalizations in the form of massive share repurchases, as companies seek to benefit from low share prices by using their cash hoards to significantly reduce the number of shares outstanding.  3. Electoral change for the legislative and executive branches of government, resulting in a climate less hostile to business and entrepreneurship.    4. The most negative scenarios envisioned for the U.S, Europe, and China fail to materialize.  Most likely, some combination of several of these events or one we cannot even think of now, will lead to calmer heads and better times ahead for stocks.

Thank you for your continuing investment in the Fund.  As always, please feel free to call, write, or email with any questions or comments.

Very truly yours,

Jamia C. Jasper

Founder and Portfolio Manager

AmerIsrael Capital Management, LLC

jjasper@aishx.com
207 East 83rd St., Suite 3|New York, NY 10028 |Tel: (212) 327-1345| www.AISHX.com

____________________________________________________________

The information contained in this message is being transmitted to and is intended for the use of only the individual(s) to whom it is addressed. To the extent permitted by law, AmerIsrael Capital Management, LLC does not accept liability arising from the use of this communication. AmerIsrael Capital Management, LLC, a registered investment adviser, serves as investment adviser to the American Israeli Shared Values Fund. Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. All mutual funds can be affected by market and investment style risk. The Fund's investments in small and mid-capitalization companies could experience greater volatility than investments in large capitalization companies. Request a prospectus, which includes investment objectives, risks, fees, expenses and other information that you should read and consider carefully before investing. The prospectus can be obtained by calling 1-212-327-1345 or by downloading it from the website.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

(Unaudited)

Comparison of Changes in Value of $10,000

From December 12, 2007 (Since Inception) to November 30, 2011

	American Israeli Shared Values Fund (a)	S&P 500 Index (b)	S&P 500 Index/ Tel Aviv 100 Index (c)
1 Year	(4.80)%	7.83%	(2.98)%
3 Year	10.84%	14.12%	16.75%
Since Inception:	(6.86)%	(2.08)%	(2.97)%

American Israeli Shared Values Fund $7,543
50% S&P 500 Index / 50% Tel Aviv 100 Index $8,874
S&P 500 Index $9,201
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
12/12/2007
2/28/2008
5/31/2008
8/31/2008
11/30/2008
2/28/2009
5/31/2009
8/31/2009
11/30/2009
2/28/2010
5/31/2010
8/31/2010
11/30/2010
2/28/2011
5/31/2011
8/31/2011
11/30/2011

(a). Dividends reinvested.

(b). The Standard & Poor's 500 Stock Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

(c). The Tel Aviv 100 Index is a capitalization-weighted index of 100 stocks traded on the Tel Aviv Stock Exchange (TASE). The Index was developed with a base value of 100 as of December 31, 1991.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-745-5955.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

GRAPHICAL ILLUSTRATION

NOVEMBER 30, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the asset class allocation of the underlying securities, and is represented as a percentage of the portfolio of investments.

Cash & Cash Equivalents 4.89%
Utilities 1.98%
Telecommunications 6.07%
Basic Materials 5.92%
Consumer Goods 3.62%
Diversified Holding Company 3.25%
Technology 29.88%
Energy 20.40%
Services 2.29%
Industrial Goods 2.43%
Financial 6.14%
Healthcare 13.13%

	American Israeli Shared Values Capital Appreciation Fund
	Schedule of Investments
	November 30, 2011

Shares/Description/Percentage of Net Assets		Value

COMMON STOCK - 93.73%

Aircraft Parts & Auxiliary Equipment - 1.71%
1,000	Elbit Systems Ltd.	$ 41,530

Banks - 4.20%
4,200	Bank of America Corp.	22,848
2,000	Bank of New York Mellon Corp.	38,920
1,300	JP Morgan Chase & Co.	40,261
		102,029
Basic Materials - 3.12%
7,101	Israel Chemicals Ltd. ADR	75,626

Biological Products - 2.70%
550	Amgen, Inc.	31,850
5,000	Pluristem Therapeutics, Inc. *	12,400
3,500	Protalix Biotherapeutics, Inc. *	21,245
		65,495
Calculating & Accounting Machines - 1.99%
1,100	Verifone Systems, Inc. *	48,235

Cogeneration Services & Small Power Producers - 1.19%
2,400	AES Corp. *	28,992

Computer Communications Equipment - 2.58%
3,600	Silicom Ltd. *	62,532

Computer Storage Devices - 2.23%
1,100	Sandisk Corp. *	54,241

Construction Machinery & Equipment - 2.42%
600	Caterpillar, Inc.	58,728

Crude Petroleum & Natural Gas - 4.86%
1,200	Noble Energy, Inc.	118,068

Drilling Oil & Gas Wells - 6.21%
1,400	Atwood Oceanics, Inc. *	57,400
1,300	Ensco Plc. ADR	67,561
1,700	Weatherford International Ltd. *	25,772
		150,733
Electric Services - 0.78%
1,000	Ormat Technologies, Inc.	18,980

Electromedical & Electrotherapeutic Apparatus - 1.30%
480	Medtronic, Inc.	17,486
1,300	Syneron Medical Ltd. *	14,040
		31,526
Electronic Computers - 3.04%
2,200	Nice Systems Ltd. ADR *	73,876

Measuring & Controlling Device - 2.34%
1,200	Thermo Fisher Scientific, Inc. *	56,700

Oil & Gas Field Machinery & Equipment - 5.59%
1,100	Baker Hughes, Inc.	60,071
1,399	Cameron International Corp. *	75,532
		135,603
Oil & Gas Field Services, NEC - 6.47%
1,300	Halliburton Co.	47,840
1,450	Schlumberger Ltd.	109,229
		157,069
Pharmaceutical Preparations - 8.32%
520	Johnson & Johnson	33,654
1,400	Merck & Co.	50,050
400	Perrigo Co.	39,160
2,000	Teva Pharmaceutical Industries Ltd. ADR	79,220
		202,084
Radio & TV Broadcasting & Communications Equipment - 1.81%
5,500	Ceragon Networks Ltd. *	44,000

Security Brokers, Dealers & Floatation Companies - 0.79%
1,300	Morgan Stanley	19,227

Semiconductors & Related Devices - 6.28%
4,100	DSP Group, Inc. *	24,108
1,800	EZchip Semiconductor Ltd. *	58,194
2,000	Mellanox Technologies Ltd. *	70,020
		152,322
Services-Business Services - 1.57%
1,400	Radware Ltd. *	38,024

Services-Computer Integrated Software - 1.52%
1,300	Verint Systems, Inc. *	36,777

Services-Computer Programming - 2.21%
1,900	AMDOCS Ltd. *	53,656

Services-Miscellaneous Amusement & Recreation - 1.62%
1,100	Walt Disney Co.	39,435

Services-Prepackaged Software - 8.64%
1,400	Check Point Software Technologies Ltd. *	77,476
4,000	Clicksoftware Technologies, Inc.	36,200
17,500	Elron Electronic Industries Ltd. *	78,750
1,200	Retalix Ltd. *	17,400
		209,826
Surgical & Medical Instruments - 0.78%
3,200	Boston Scientific Corp. *	18,880

Telephone & Telegraph Apparatus - 0.94%
6,500	AudioCodes Ltd. *	22,750

Telephone Communications - 4.24%
3,100	Cellcom Israel Ltd.	53,196
5,200	Partner Communications Co. Ltd. ADR	49,712
		102,908
Water Transportation - 2.28%
1,100	Tidewater, Inc.	55,440

TOTAL FOR COMMON STOCK (Cost $2,420,432) - 93.73%		2,275,292

CLOSED-END FUND - 1.12%
2,000	Aberdeen Israel Fund (Cost $28,793)	27,280

SHORT TERM INVESTMENTS - 4.88%
118,364	Huntington Money Market Fund - Class IV 0.01% ** (Cost $118,364)	118,364

TOTAL INVESTMENTS (Cost $2,567,589) - 99.73%		2,420,936

OTHER ASSETS LESS LIABILITIES - 0.27%		6,515

NET ASSETS - 100.00%		$ 2,427,451

* Non-income producing securities during the period.
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at November 30, 2011.
The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statement of Assets and Liabilities
November 30, 2011

Assets:
Investments in Securities, at Fair Value (Cost $2,567,589)	$ 2,420,936
Receivables:
Fund Shares Sold	8,200
Dividends and Interest Receivable	1,716
Total Assets	2,430,852
Liabilities:
Accrued Advisory Fees	3,401
Total Liabilities	3,401

Net Assets	$ 2,427,451

Net Assets Consist of:
Paid In Capital	$ 2,646,182
Accumulated Realized Loss on Investments	(72,078)
Unrealized Depreciation in Value of Investments	(146,653)
Net Assets, for 322,391 Shares Outstanding	$ 2,427,451

Net Asset Value Per Share and Offering Price	$ 7.53

Minimum Redemption Price Per Share ($7.53 x .98) *	$ 7.38

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase. The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statement of Operations
For the year ended November 30, 2011

Investment Income:
Dividends (net of $3,714 foreign witholding taxes & fees)	$ 29,651
Interest	14
Total Investment Income	29,665

Expenses:
Advisory Fees (Note 3)	39,873
Total Expenses	39,873

Net Investment Loss	(10,208)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(24,751)
Net Change in Unrealized Depreciation on Investments	(180,617)
Realized and Unrealized Loss on Investments	(205,368)

Net Decrease in Net Assets Resulting from Operations	$ (215,576)

The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	11/30/2011	11/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (10,208)	$ (3,409)
Net Realized Gain (Loss) on Investments	(24,751)	24,783
Net Change In Unrealized Appreciation (Depreciation) on Investments	(180,617)	24,466
Net Increase (Decrease) in Net Assets Resulting from Operations	(215,576)	45,840

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	1,386,109	627,899
Shares Issued on Reinvestment of Dividends	-	-
Proceeds From Early Redemption Fees	762	-
Cost of Shares Redeemed	(224,193)	(8,719)
Net Increase in Net Assets from Shareholder Activity	1,162,678	619,180

Net Assets:
Net Increase in Net Assets	947,102	665,020
Beginning of Period	1,480,349	815,329
End of Period (Including Accumulated Undistributed Net Investment
Income of $0 and $0, respectively)	$ 2,427,451	$ 1,480,349

Share Transactions:
Shares Sold	163,200	80,219
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(27,939)	(1,203)
Net Increase in Shares	135,261	79,016
Outstanding at Beginning of Period	187,130	108,114
Outstanding at End of Period	322,391	187,130

The accompanying notes are an integral part of these financial statements.

American Israeli Shared Values Capital Appreciation Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year		Year	Year	Period
	Ended		Ended	Ended	Ended (a)
	11/30/2011		11/30/2010	11/30/2009	11/30/2008

Net Asset Value, at Beginning of Period	$ 7.91		$ 7.54	$ 5.54	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.04)		(0.02)	(0.01)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.34)		0.39	2.02	(4.47)
Total from Investment Operations	(0.38)		0.37	2.01	(4.46)

Distributions:
Net Investment Income	-		-	(0.01)	-
Realized Gains	-		-	-	-
Total from Distributions	-		-	(0.01)	-

Proceeds from Early Redemption Fees (b)	-	(c)	-	-	-

Net Asset Value, at End of Period	$ 7.53		$ 7.91	$ 7.54	$ 5.54

Total Return **	(4.80)%		4.91%	36.34%	(44.60)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,427		$ 1,480	$ 815	$ 312
Ratio of Expenses to Average Net Assets †	1.75%		1.75%	1.75%	1.75%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets †	(0.45)%		(0.30)%	(0.08)%	0.07%	***
Portfolio Turnover	13.19%		14.88%	17.85%	70.81%

(a) Commencement of operations began December 12, 2007.
(b) The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
(c) The amount is less than $0.005.
* Per share net investment income/(loss) has been determined on the basis of average number of shares outstanding during the period.

** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation does not reflect redemption fee.

*** Annualized
† These ratios exclude the impact of expenses of the underlying security holdings.

The accompanying notes are an integral part of these financial statements.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2011 (UNAUDITED)

1.  ORGANIZATION

The American Israeli Shared Values Capital Appreciation Fund (the “Fund”) was organized as a diversified series of the American Israeli Shared Values Trust (the “Trust”) on September 10, 2007.  The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 20, 2007 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees and commenced operations on December 12, 2007.  The investment adviser to the Fund is AmerIsrael Capital Management, LLC (the “Adviser”).

The investment objective of the Fund is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

FAIR VALUE MEASUREMENTS:

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as level 1 within the fair value hierarchy.

Equity securities, including American Depository Receipts (“ADRs”) and exchange traded funds, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 within the fair value hierarchy.  When the security is not considered to be part of an active market, or when the security is valued at a bid price, the position is generally categorized as a Level 2 within the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in accordance with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 3 within the fair value hierarchy, as appropriate.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on the yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Generally, fixed income securities are categorized as level 2 within the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on the other markets, exchanges or among dealers); or (iii) yield to maturity will respect to debt issues, or a combination or these are other methods.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
•

Level 2 – Significant observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc).

•

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (a)	$ 2,275,292	-	-	$ 2,275,292
Closed-End Fund	27,280	-	-	27,280
Short-Term Investments – Money Market	118,364	-	-	118,364
Total	$ 2,420,936	-	-	$ 2,420,936

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund held no Level 3 securities any time during the year ended November 30, 2011.  The Fund did not hold any derivative instruments at any time during the year ended November 30, 2011. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into an out of Level 1 and Level 2 at the end of the reporting period.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open fiscal years (2008-2010), or expected to be taken on the Fund’s tax return for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal and New York State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to recognized tax benefits as income tax expense on the statement of operations.  During the year ended November 30, 2011, the Fund did not incur any interest or penalties.

SHARE VALUATION:  The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering price per share is equal to the net asset value per share.  The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNT: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of November 30, 2011, the Fund reclassified permanent book/tax differences of $10,208 from accumulated net investment loss to paid in capital.

OTHER: The Fund records security transactions based on trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s rules and rates.

3.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: The Board of Trustees has selected AmerIsrael Capital Management, LLC as the investment adviser to the Fund.  Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.75% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended November 30, 2011, the Adviser earned $39,873, of which $3,401 was due to the Adviser as of November 30, 2011.

The Adviser has agreed to pay all operating expenses of the Fund, and all other operating expenses not specifically assumed by the Fund, with the exception of all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. The Adviser may obtain reimbursement from the Fund, at such time or times as determined by the Adviser, for any of the expenses advanced by the Adviser, with the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to the Agreement.

4.  CAPITAL SHARE TRANSACTIONS

At November 30, 2011, there were an unlimited number of shares authorized and 322,391 shares outstanding, and paid-in capital amounted to $2,646,182 for the Fund.

5.  INVESTMENT TRANSACTIONS

For the year ended November 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $1,374,688 and $283,335, respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes the cost of securities owned at November 30, 2011, was $2,597,455. At November 30, 2011, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$265,538	$(442,057)	$(176,519)

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2011, approximately 57.91% of all outstanding shares of the Fund were owned, either directly or beneficially by the Adviser and its officers.  An officer of the Adviser is also an officer of the Trust.

7.  DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to the marketing of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated, and as of the date of this report there is no present intent to activate the plan.

8. DISTRIBUTIONS TO SHAREHOLDERS

No distributions were paid to the shareholders during the fiscal years ended November 30, 2011, and fiscal year ended November 30, 2010.

As of November 30, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital Loss Carryforward	$ (42,212)
Net Unrealized Appreciation/(Depreciation)	$(176,519)
Total	$(218,731)

At November 30, 2011, the differences between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sales and post-October losses of $5,006 and $24,860, respectively.

9. CONCENTRATION OF RISK

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Israeli and American companies that have an economic interest in or connection to the Jewish State.  Investing in companies from one geographic region may pose additional risks inherent to a region’s economic and political situation.  Other risks that may apply to the Fund are outlined in the Fund’s prospectus and Statement of Additional Information.

10. CAPITAL LOSS CARRYFORWARDS

At November 30, 2011, the American Israeli Shared Values Capital Appreciation Fund had available for federal income tax purposes an unused capital loss carryforward of $42,212 which expires in 2017.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

American Israeli Shared Values Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Israeli Shared Values Trust, comprising the American Israeli Shared Values Capital Appreciation Fund (the “Fund”) as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the four periods in the periods then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  American Israeli Shared Values Capital Appreciation Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the four periods in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 19, 2012

American Israeli Shared Values Capital Appreciation Fund
Expense Illustration
November 30, 2011 (Unaudited)

Expense Example

As a shareholder of the American Israeli Shared Values Capital Appreciation Fund, you incur ongoing costs which typically consist of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, June 1, 2011 and held for the entire six month period ended November 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2011	November 30, 2011	June 1, 2011 to November 30, 2011

Actual	$1,000.00	$849.89	$8.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.29	$8.85

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

BOARD OF TRUSTEES

NOVEMBER 30, 2011 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past 5 Years
Richard S. Chase 655 Deerfield Road Suite 100-219 Deerfield, IL 60015 1968	Trustee	Indefinite/ November 2008 to Present	Senior Business Advisor, Duff & Phelps, LLC, 2008 to Present. Manager, American Capital, Ltd., 2007 to 2008. Manager, Ernst & Young, LLP, 2005 to 2007.	1	None
Michael G. Landsman 1384 Sheridan Road Highland Park, IL 60035 1936	Trustee	Indefinite/ November 2007 to Present	President, Miggle Toys, Inc., 1992 to Present.	1	None

1The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.  Jamia C. Jasper is an "interested person" of the Trust by virtue of her controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jamia C. Jasper 207 East 83rd Street, Apt.3 New York, New York 10028 1969	President, Chairman, Trustee, Chief Compliance Officer, Anti-Money Laundering Compliance Officer, Secretary, Chief Financial Officer, and Treasurer.	Indefinite/ September 2007 to Present	From 2006 to present, Ms. Jasper has been involved in the creation and organization of the Fund and the adviser.	1	None
Adi Scop [2] Hadror Street 10 # 45 Hod Hasharon 45206 Israel 1969	Trustee	Indefinite/ November 2007 to Present	Chief Executive Officer, Cheetah Securities, 2004 to Present.	1	None

Trustee fees amounted to $21,374 for the year ended November 30, 2011.

1 The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

2 Mr. Scop is an “interested person” of the Trust by virtue of having a material business relationship with the Trust’s investment adviser.

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2011 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ending June 30, are available without charge upon request by (1) calling the Fund at (866) 745-5955 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on the last day of February and August 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-745-5955.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-745-5955.

Advisory Renewal Agreement

At the August 14, 2011 meeting of the Board of Trustees of the Trust, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year period. The Trustees' approval was based on consideration and evaluation of the information and materials provided to the Trustees and a variety of specific factors discussed at the meeting, including:

1. the nature, extent and quality of the services provided by the Adviser to the Fund under the Advisory Agreement;

2. the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of the Adviser with respect to the Fund, including both direct and indirect benefits accruing to the Adviser; and

5. the extent to which economies of scale would be realized as the Fund grows, and whether fee level in the Advisory Agreement reflects those economies of scale for the benefit of the Fund’s investors.

Nature, Extent and Quality of Services.  The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources of the Adviser.  In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, performance history and compliance program.  In particular, the Trustees noted the Adviser’s expertise in managing a portfolio of securities related to Israel and the Adviser's understanding of economic conditions in Israel.  Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the Adviser to the Fund were acceptable.

Fund Performance.  The Trustees considered the Fund’s performance in determining whether to renew the Advisory Agreement.  Specifically, the Trustees considered the Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends.  As part of this review, the Trustees considered the composition of the peer groups, noting there were a limited number of funds investing in Israeli securities.  In evaluating the performance of the Fund, the Trustees considered both market risk and shareholder risk expectations for the Fund and whether, irrespective of relative performance, the Adviser’s absolute performance was consistent with expectations for its investment methodology.   Based on the information provided, the Trustees found the performance of the Fund acceptable.

Fund Expenses.  With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Advisory Agreement, and the Fund’s expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected by the Adviser and calculated by an independent third party.  The Trustees noted the Adviser has a higher than average expense ratio, but noted the Adviser pays all of the Fund's operating expenses (with some exceptions) from its advisory fee.  Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable.

Profitability.  With regard to profitability, the Trustees considered the compensation flowing to the Adviser and reviewed the Fund’s financial statements.  The Trustees considered whether the levels of compensation and profitability under the Advisory Agreement was reasonable and justified in light of the quality of all services rendered to the Fund. They further noted that operation of the Fund is not currently profitable to the Adviser.

Economies of Scale.  The Trustees considered the absence of any economies of scale and noted that given the size of the Fund and the fact that the Fund is the only fund managed by the Adviser at this time, there are no such economies to be passed along to shareholders.  However, the Trustees noted that they would continue to monitor the growth in assets of the Fund and any future series of the Trust that may be advised by the Adviser and asked the Adviser to continue to monitor the Fund’s expenses and asset size in connection with determining when economies of scale may allow develop which may be passed along to shareholders if deemed advisable under the circumstances

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling.  Based on the independent Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the independent Trustees have considered to be relevant in the exercise of their reasonable judgment.  Accordingly, the Board, including a majority of the independent trustees, voted to continue the Advisory Agreement with the Adviser for an additional year.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that Adi Scop is an audit committee financial expert. Mr. Scop is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 12,000

FY 2010

$ 12,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2011

$0.00

$0.00

FY 2010

$0.00

Nature of the fees:

Annual Audit

(c)

Tax Fees

Registrant

Adviser

FY 2011

$ 1,500

$0.00

FY 2010

$ 1,500

Nature of the fees:

Tax Preparation

(d)

All Other Fees

Registrant

Adviser

FY 2011

$ 1,650

$0.00

FY 2010

$ 1,300

Nature of the fees:

Consulting and review of the semi-annual report

(e)

(1)

Audit Committee’s Pre-Approval Policies

Annual Audit:

To approve prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board member who are not interested person the selection, retention or termination of the Fund’s independent audit and to review and evaluate matters potentially affecting the independence and capabilities of the auditors,  To review and approve the fees proposed to be charges. To review the arrangements for and scope of the annual audit.

Special Services:  To approve prior to appointment the engagement of the auditor to provide other audit services or non-audit services to the Fund, such as tax preparation.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

0%

(f)

Option 1 – Less than 50%

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2011

$0.00

$0.00

FY 2010

$0.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Israeli Shared Values Trust

By /s/Jamia C. Jasper

*President

Date January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jamia C. Jasper

*President

Date January 25, 2012

* Print the name and title of each signing officer under his or her signature.